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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 APRIL 18, 2001
                                ----------------
                                (Date of Report)


                                JANUARY 16, 2001
                       ---------------------------------
                       (Date of earliest event reported)


                                   SATX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             NEVADA                      000-29755               87-0293479
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                 8351 ROSWELL ROAD, 374, ATLANTA, GEORGIA 30350
                 ----------------------------------------------
                    (Address of principal executive offices)



                                 (813) 290-0911
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



              4710 EISENHOWER BOULEVARD, SUITE E-1, TAMPA, FLORIDA
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         At a meeting of the Board of Directors of the Company on January 16, 2001, Kosti Shirvanian and John Hartunian were appointed to the Board and Merritt Jesson and Robert Ellis resigned as directors. The new Board removed Mr. Jesson as the President and CEO and entered into an agreement with Lilly Beter Capital Group, Ltd. ("LBCG"), pursuant to which LBCG agreed to provide the following services to the Company:

         o  provide a new President/CEO;

         o  seek out mergers and acquisitions that will enhance the Company;

         o  act as a private investment banker and help us raise capital;

         o help us create a better market and establish credibility in the marketplace;

         o  select our legal counsel; and

         o select our auditors.

         As payment for such services to be provided by LBCG, SATX agreed to the following compensation and other terms:

         o  16,000,000 shares of our common stock;

         o  5,000,000 options, exercisable at $1.00 per share;

         o standard fee or finders fee for any acquisition that is merged into SATX;

         o  10% commission on all capital raised;

         o give LBCG the right to select 4 out of 7 members of the Board of Directors;

         o give LBCG a first right of refusal on any public shell corporations;

         o install a three person temporary Board of Directors who will resign their positions when LBCG appoints the new Board of Directors;

         o terminate the merger agreement with Shared Technologies Cellular, Inc.; and

         o  authorize 250,000,000 shares of common stock;

         o  authorize 100,000,000 shares of preferred stock; and

         o not cause a sale or dissolution of Ora Electronics, Inc.

         Since the signing of the agreement, LBCG has been instrumental in the election of Garry P. McHenry, Lilly O. Beter and Celso B. Suarez to the Board of Directors and the formation of an Oversight, a Compensation and an Audit Committee of the Board. LBCG selected our new CEO and President, Terry L. Colbert, our new Vice President, Garry P. McHenry, and they have identified a candidate who is expected to become our new Chief Financial Officer within the next forty-five (45) days.

         As provided in the agreement with LBCG, we authorized the issuance of 15,000,000 shares of SATX Common Stock to LBCG as compensation for their services to the Company. Our directors, Kosti Shirvanian and John Hartunian transferred an additional 1,000,000 shares to LBCG.


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We authorized the subsequent transfer of all such shares to five trusts designated by LBCG. Counsel for the trusts and LBCG has represented to the Company that the trusts, with one another or with LBCG, are not a group for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and that LBCG does not have beneficial ownership of any of the shares transferred to the trusts.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         As of November, 2001, the Company engaged a new independent accountant, Lazar Levine & Felix LLP, 350 Fifth Avenue, Suite 6820, New York, New York 10118, as our principal accountant to audit our financial statements.

         During the Company's two most recent fiscal years prior to engaging Lazar Levine & Felix LLP, neither the Company, nor any person on our behalf, consulted Lazar Levine & Felix LLP regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement (as defined in Instruction 4 to Item 304 of Regulation S-K), or (iv) any matter that was the subject of a reportable event. Neither were there any such disagreements, transactions or reportable events which were accounted for or disclosed in a manner different from that which the former accountants apparently would have concluded was required.

ITEM 5.  OTHER EVENTS.

         In May, 2000, we acquired a majority interest in ORA Electronics, Inc., a Delaware corporation ("ORA") for $150,000 in cash, 400,000 shares of SATX common stock, a promissory note in the amount of $23,185.83, and the assumption of approximately $300,000 in debt. ORA is in the cellular accessory market and management anticipated that ORA's "intelligent" electronic communications systems would provide significant synergism with our existing technologies. In addition, management believed ORA's engineering capabilities would enhance SATX's development efforts.

         The intended benefits of the ORA acquisition were not realized, and in March, 2001, we sold 3,982,600 shares of ORA common stock back to ORA for $35,000 and the retention by SATX of certain key ORA engineers. ORA agreed to use the funds to cure its mortgage payment and property tax defaults. In addition, the parties agreed to call/put rights for our remaining 1,000,000 shares of ORA common stock at a price of $3.00 per share. ORA's call right can be exercised at any time, and our put right commences in March 2002.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         At a meeting of the Board of Directors of the Company on January 16, 2001, Kosti Shirvanian and John Hartunian were appointed to the Board and Merritt Jesson and Robert Ellis


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resigned as directors. Neither Mr. Jesson nor Mr. Ellis has furnished the
Company with a letter describing any disagreement with the Company relating to our operations, policies or practices and requesting that such matter or matters be disclosed.


ITEM. 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------
            (2.1)          Agreement by and between Lilly Beter Capital Group,
                           Ltd. and SATX, Inc., dated January 16, 2001.

            (2.2) Termination Agreement and Release by and between SATX, Inc. and Shared Technologies Cellular, Inc., dated February 2, 2001.

            (2.3) Agreement of Purchase and Sale of Securities by and among SATX, Inc., Iqbal Ashraf, and ORA Electronics, Inc., dated March 12, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2001

                                        SATX, INC.


                                        By: /s/ Terry L. Colbert
                                            -----------------------------------
                                                Terry L. Colbert, President and
                                                Chief Executive Officer




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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   (2.1) Agreement by and between Lilly Beter Capital Group, Ltd. and SATX, Inc., dated January 16, 2001.

   (2.2) Termination Agreement and Release by and between Shared Technologies Cellular, Inc. and SATX, Inc., dated February 2, 2000.

   (2.3) Agreement of Purchase and Sale of Securities by and among SATX, Inc., Iqbal Ashraf, and ORA Electronics, Inc., dated March 12, 2001.